Brookfield Investment Funds
Brookfield Real Assets Securities Fund

Summary Prospectus

Before you invest, you may want to review the Fund's prospectus and statement of additional information ("SAI"), which contain more information about the Fund and its risks. You can find the Fund's prospectus, SAI and other information about the Fund online at https://publicsecurities.brookfield.com/en. You can also get this information at no cost, or make general inquiries about the Fund, by calling 1-855-244-4859. The current prospectus and SAI, dated April 30, 2018, are incorporated by reference into this summary prospectus (i.e., they are legally a part of this summary prospectus).

Share Class: Ticker Symbol

Class A	Class C	Class I	Class Y
RASAX	RASCX	RASIX	RASYX

Investment Objective

The Brookfield Real Assets Securities Fund (the "Fund" or the "Real Assets Securities Fund") seeks total return, which is targeted to be in excess of inflation, through growth of capital and current income.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the Brookfield Investment Funds. You may also qualify for sales charge discounts or waivers through certain financial intermediaries. More information about these and other discounts is available from your financial professional and in the section entitled "Shareholder Account Information—Initial Sales Charges (Class A Shares Only)" on page 78 of the Fund's Prospectus and in Appendix A, "Sales Charge Reductions and Waivers Available Through Certain Intermediaries," attached to the Fund's Prospectus.

	Class A Shares		Class C Shares		Class I Shares	Class Y Shares
Shareholder Fees (fees paid directly from your investment):
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	4.75%		None		None	None
Maximum Deferred Sales Charge (Load) (as a percentage of original cost of shares redeemed)	1.00	%(1)	1.00	%(2)	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):
Management Fees	0.85%		0.85%		0.85%	0.85%
Distribution and/or Service (12b-1) Fees	0.25%		1.00%		None	None
Other Expenses	0.72%		0.72%		0.72%	0.72%
Total Annual Fund Operating Expenses	1.82%		2.57%		1.57%	1.57%
Less Fee Waiver and/or Expense Reimbursement(3)	(0.47)%		(0.47)%		(0.47)%	(0.47)%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement(3)	1.35%		2.10%		1.10%	1.10%

(1)  No sales charge is payable at the time of purchase on investments of $1 million or more, although for such investments the Fund will impose a Contingent Deferred Sales Charge of 1.00% on redemptions made within 18 months of purchase.

(2)  A Contingent Deferred Sales Charge of 1.00% will be applied to redemptions of Class C Shares made within twelve months of the purchase date.

(3)  Brookfield Investment Management Inc., the Fund's investment adviser (the "Adviser"), has contractually agreed to waive all or a portion of its investment advisory or administration fees and/or to reimburse certain expenses of the Fund to the extent necessary to maintain the Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement (excluding any front-end or contingent deferred sales loads, brokerage commissions and other transactional expenses, acquired fund fees and expenses, interest, taxes, and extraordinary expenses, such as litigation; and other expenses not incurred in the ordinary course of the Fund's business) at no more than 1.35% for Class A Shares, 2.10% for Class C Shares, and 1.10% for Class I Shares and Class Y Shares. The fee waiver and expense reimbursement arrangement will continue until at least May 1, 2019 and may not be terminated by the Fund or the Adviser before such time. Thereafter, this arrangement may only be terminated or amended to increase the expense cap as of May 1st of each calendar year, provided that in the case of a termination by the Adviser, the Adviser will provide the Board of Trustees with written notice of its intention to terminate the arrangement prior to the expiration of its then current term.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, and that the Fund's operating expenses remain the same (taking into account the expense limitation for the first year). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A Shares	$606	$977	$1,372	$2,474
Class C Shares	$313	$755	$1,323	$2,870
Class I Shares	$112	$450	$811	$1,828
Class Y Shares	$112	$450	$811	$1,828

RAS

You would pay the following expenses if you did not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
Class A Shares	$606	$977	$1,372	$2,474
Class C Shares	$213	$755	$1,323	$2,870
Class I Shares	$112	$450	$811	$1,828
Class Y Shares	$112	$450	$811	$1,828

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. For the fiscal year ended December 31, 2017, the Fund's portfolio turnover rate was 81% of the average value of its portfolio.

Principal Investment Strategies

The Fund seeks to achieve its investment objective by investing in the "real assets" asset class, which includes the following categories:

•  Real Estate Securities;

•  Infrastructure Securities; and

•  Natural Resources Securities (collectively, "Real Asset Securities").

Under normal market conditions, the Fund will invest at least 80% of its net assets (plus any borrowings for investment purposes) in Real Asset Securities (the "80% Policy"). The Fund may purchase both equity and fixed income securities. The Fund actively trades portfolio securities. The Fund may invest in securities of companies or issuers of any size market capitalization. The Fund will invest in companies or issuers located throughout the world and there is no limitation on the Fund's investments in foreign securities or in emerging markets.

The Fund may change the 80% Policy without shareholder approval. The Fund will provide shareholders with written notice at least 60 days prior to the implementation of any change to the 80% Policy.

In managing the Fund, the Adviser will determine the Fund's strategic asset allocation. The Fund has flexibility in the relative weightings given to each of these categories. In addition, the Fund may, in the future, invest in additional investment categories other than those listed herein, to the extent consistent with the Fund's investment objective.

The Fund may invest in common, convertible and preferred stock, restricted ("144A") or private securities, asset-backed securities ("ABS") including ABS that are backed by interest in real estate or land, mortgage-

backed securities ("MBS") of any kind, interests in loans and/or whole loan pools of mortgages, mortgage real estate investment trusts ("mortgage REITs"), investment grade fixed income securities, high yield fixed income securities ("junk bonds"), collateralized loan obligations ("CLOs"), bank loans (including participations, assignments, senior loans, delayed funding loans and revolving credit facilities), open-end and closed-end investment companies, including exchange-traded funds ("ETFs"), exchange-traded notes ("ETNs"), and securities issued and/or guaranteed by the U.S. Government, its agencies or instrumentalities or sponsored corporations, as described in this Prospectus. The Fund may invest in fixed income securities of any maturity. The Fund's investments in MBS may include residential MBS ("RMBS") or commercial MBS ("CMBS").

The Fund defines a Real Estate Security as, any security tied to a company or issuer that (i) derives at least 50% of its revenues from the ownership, operation, development, construction, financing, management or sale of commercial, industrial or residential real estate and similar activities, or (ii) commits at least 50% of its assets to activities related to real estate.

For purposes of selecting investments in Real Estate Securities, the Fund defines the real estate sector broadly. It includes, but is not limited to, the following:

•  real estate investment trusts ("REITs");

•  real estate operating companies ("REOCs");

•  firms dependent on real estate holdings for revenues and profits, including lodging, leisure, timber, mining, and agriculture companies; and

•  debt securities, including securitized obligations, which are predominantly supported by real estate assets.

REITs are companies that own interests in real estate or in real estate related loans or other interests, and their revenue primarily consists of rent derived from owned, income producing real estate properties and capital gains from the sale of such properties. A REIT in the United States is generally not taxed on income distributed to shareholders so long as it meets tax-related requirements, including the requirement that it distribute substantially all of its taxable income to its shareholders.

REOCs are real estate companies that have not elected to be taxed as REITs and therefore are not required to distribute taxable income and have fewer restrictions on what they can invest in.

The Fund defines an Infrastructure Security as, any security tied to a company or issuer that (i) derives at least 50% of its revenue or profits, either directly or indirectly, from infrastructure assets, or (ii) commits at least 50% of its assets to activities related to infrastructure.

For purposes of selecting investments in Infrastructure Securities, the Fund defines the infrastructure sector broadly. It includes, but is not limited to, the physical structures, networks and systems of:

•  transportation;

•  energy;

•  water and sewage; and

•  communication.

Infrastructure Securities also includes master limited partnerships ("MLPs").

From time to time, the Fund may invest in stapled securities to gain exposure to infrastructure companies in Australia. A stapled security, which is widely used in Australia, is a security that is comprised of two parts that cannot be separated from one another. The two parts of a stapled security are a unit of a trust and a share of a company. The resulting security is influenced by both parts, and must be treated as one unit at all times, such as when buying or selling the security.

The Fund defines a Natural Resources Security as, any security tied to a company or issuer that (i) derives at least 50% of its revenues, profits or value, either directly or indirectly, from natural resources assets including, but not limited to:

•  Timber and Agriculture assets and securities;

•  Commodities and Commodity-Linked assets and securities, including, but not limited to, precious metals, such as gold, silver and platinum, ferrous and nonferrous metals, such as iron, aluminum and copper, metals such as uranium and titanium, hydrocarbons such as coal, oil and natural gas, timberland, undeveloped real property and agricultural commodities; and

•  Energy, including the exploration, production, processing and manufacturing of hydrocarbon-related and chemical-related products;

or (ii) provides supporting services to such natural resources companies.

The Fund may use futures and options on securities, indices, commodities, and currencies, forward foreign currency exchange contracts, swaps and other derivatives. A derivative is a security or instrument whose value is determined by reference to the value or the change in value of one or more securities, currencies, indices or other financial instruments. The Fund may use derivatives for a variety of purposes, including:

•  as a hedge against adverse changes in the market prices of securities, interest rates or currency exchange rates;

•  as a substitute for purchasing or selling securities;

•  to increase the Fund's return as a non-hedging strategy that may be considered speculative; and

•  to manage the Fund's portfolio characteristics.

Outside of its investments in Real Asset Securities, the Fund may invest up to 20% of its net assets in equities or fixed income securities other than the types described above, including in Treasury Inflation Protected Securities ("TIPS") and other inflation-linked fixed income securities.

Asset allocation decisions will be made by Craig Noble and Larry Antonatos. The Adviser employs a top-down macroeconomic perspective complemented by a bottom-up sector valuation methodology when determining asset allocation. For security selection, the Adviser utilizes a fundamental, bottom-up, value-based selection methodology, taking into account short-term considerations, such as temporary market mispricing, and long-term considerations, such as values of assets and cash flows. The Adviser also draws upon the expertise and knowledge within Brookfield Asset Management Inc. and its affiliates, which provides extensive owner/operator insights into industry drivers and trends. The Adviser takes a balanced approach to investing, seeking to mitigate risk through diversification, credit analysis, economic analysis and review of sector and industry trends. The Adviser uses proprietary research to select individual securities that it believes can add value from income and/or the potential for capital appreciation. The proprietary research may include an assessment of a company's general financial condition, its competitive positioning and management strength, as well as industry characteristics and other factors. The Fund may sell a security that becomes overvalued or no longer offers an attractive risk/reward profile. A security may also be sold due to changes in portfolio strategy or cash flow needs.

No assurance can be given that the Fund's investment objective will be achieved. The Fund's policy of concentration in investments offering exposure to real assets, which includes Real Estate Securities, Infrastructure Securities and Natural Resource Securities as defined in this Prospectus, is a fundamental policy of the Fund. This fundamental policy may not be changed without the approval of the holders of a majority of the Fund's outstanding voting securities, as defined in the 1940 Act.

Principal Risks of Investing in the Fund

Risk is inherent in all investing. The value of your investment in the Fund, as well as the amount of return you receive on your investment, may fluctuate significantly from day to day and over time. You may lose part or all of your investment in the Fund or your investment may not perform as well as other similar investments. The following summarizes the principal risks that have been identified for the Fund.

Adviser Investment Risk. The Adviser and its affiliates (each, an "Adviser Investor") may from time to time own a significant amount of the Fund's shares (an "Adviser Investment"). An Adviser Investor may make an Adviser

Investment to enable the Fund to reach critical mass or because the Adviser Investor has capital to invest and wants exposure to the Fund's investment strategy or for other reasons. If an Adviser Investment is substantial relative to the Fund's overall asset size, a partial or complete redemption of the Adviser Investment, which may occur at any time, including at the time of other inflows or outflows, may have a material adverse effect on the Fund's expense ratio, portfolio turnover and the overall ability to manage the Fund. The Adviser Investor reserves the right to redeem its Adviser Investment at any time in accordance with applicable law in its sole and absolute discretion.

Asset Allocation Risk. The Fund is subject to the risk that the Adviser's selection and weighting of asset classes may cause the Fund to fail to meet its investment objective, cause the Fund to underperform other funds with a similar investment objective or cause an investor to lose money.

Bank Loans Risk. The market for bank loans may not be highly liquid and the Fund may have difficulty selling them. These investments expose the Fund to the credit risk of both the financial institution and the underlying borrower.

Commodity-Related Investments Risk. The value of commodities investments will generally be affected by overall market movements and factors specific to a particular industry or commodity, which may include weather, embargoes, tariffs, and economic health, political, international regulatory and other developments. Exposure to the commodities markets may subject the Fund to greater volatility than investments in traditional securities.

Concentration Risk. Because the Fund will invest more than 25% of its net assets (plus the amount of any borrowings for investment purposes) in investments offering exposure to real assets, which includes Real Estate Securities, Infrastructure Securities and Natural Resources Securities, as defined in this Prospectus, the Fund may be subject to greater volatility with respect to its portfolio securities than a fund that does not concentrate its investments.

Construction and Development Risk. Investments in new or development stage infrastructure projects carry the risk that a project may not be completed within budget, within the agreed time frame and to the agreed specification.

Credit Risk. An issuer or guarantor of a debt instrument might be unable or unwilling to meet its financial obligations and might not make interest or principal payments on an instrument when those payments are due.

Derivatives Risk. The Fund's use of derivatives may reduce the Fund's returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. The possible lack of a liquid secondary market for derivatives and the resulting inability of the Fund to sell or otherwise close a derivatives position could expose the Fund to losses and could make derivatives more difficult for the Fund to value accurately. Valuation may be more difficult in times of market turmoil since many investors and market makers may be reluctant to purchase complex instruments or quote prices for them. Certain transactions in derivatives involve substantial leverage risk and may expose the Fund to potential losses that exceed the amount originally invested by the Fund.

Emerging Markets Risk. Securities of companies in emerging markets may be more volatile than those of companies in more developed markets. Emerging market countries generally have less developed markets and economies and, in some countries, less mature governments and governmental institutions. Investing in securities of companies in emerging markets may entail special risks relating to potential economic, political or social instability and the risks of expropriation, nationalization, confiscation or the imposition of restrictions on foreign investment, the lack of hedging instruments, and on repatriation of capital invested.

Equity Securities Risk. Equity securities represent an ownership interest in an issuer, rank junior in a company's capital structure to debt securities and consequently may entail greater risk of loss than debt securities. Equity securities are subject to the risk that stock prices may rise and fall in periodic cycles and may perform poorly relative to other investments. This risk may be greater in the short term.

Exchange-Traded Fund Risk. When the Fund invests in an ETF, it will bear additional expenses based on its pro rata share of the ETF's operating expenses, including the potential duplication of management fees. The risk of owning an ETF generally reflects the risks of owning the underlying securities the ETF holds. Inverse ETFs are subject to the risk that their performance will fall as the value of their benchmark indices rises. The Fund also will incur brokerage costs when it purchases ETFs.

Exchange-Traded Note Risk. The value of an ETN may be influenced by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in the underlying securities' markets, changes in the applicable interest rates, changes in the issuer's credit rating and economic, legal, political or geographic events that affect the referenced index. In addition, the notes issued by ETNs and held by the Fund are unsecured debt of the issuer.

Fixed Income Risk. The prices of fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the credit risk of individual issuers. Increases in interest rates can cause the prices of the Fund's fixed income securities to decline, and the level of current income from a portfolio of fixed income securities may decline in certain interest rate environments. These risks may be greater in the current market environment because certain interest rates are near historically low levels. It is anticipated that there will be less governmental action in the near future to maintain low interest rates. The negative impact on fixed income securities from the resulting rate increases for that and other reasons may be swift and significant.

Following the financial crisis of 2008, the Federal Reserve Board lowered the target range for the federal funds rate to near zero and implemented quantitative easing programs. Quantitative easing ended in 2014. In a statement issued in March 2015, the Federal Open Market Committee stated that it anticipated that it would be appropriate to raise the target range for the federal funds rate when it had seen some further improvement in the labor market and was reasonably confident that inflation would move back to its two percent objective over the medium term. In December 2016, the Federal Reserve Board increased the federal funds rate by 25 basis points. To the extent the Federal Reserve Board continues to raise rates, there is a risk that the fixed-income markets may experience increased volatility and that the liquidity of certain Fund investments may be reduced.

Foreign Currency Risk. The Fund's net asset value ("NAV") could decline as a result of changes in the exchange rates between foreign currencies in which a security is denominated and the U.S. dollar. Certain foreign countries may impose restrictions on the ability of issuers of foreign securities to make payment of principal and interest to investors located outside the country, due to blockage of foreign currency exchanges or otherwise.

Foreign (Non-U.S.) Securities Risk. Risks of investing in foreign securities include currency risks, future political and economic developments and possible imposition of foreign withholding taxes on income payable on the securities. In addition, there may be less publicly available information about a foreign issuer than about a domestic issuer, and foreign issuers may not be subject to the same accounting, auditing and financial recordkeeping standards and requirements as domestic issuers.

Gold and Other Precious Metals Risk. Investments related to gold and other precious metals are considered speculative and are affected by a variety of worldwide economic, financial and political factors. The price of gold and other precious metals may fluctuate sharply over short periods of time due to changes in inflation or expectations regarding inflation in various countries, the availability of supplies of gold and other precious metals, changes in industrial and commercial demand, gold and other precious metals sales by governments, central banks or international agencies, investment speculation, monetary and other economic policies of various governments and government restrictions on private ownership of gold and other precious metals.

Infrastructure Risk. Infrastructure companies may be subject to a variety of factors that may adversely affect their business or operations, including high interest costs in connection with capital construction programs, high leverage, costs associated with environmental and other regulations, the effects of economic slowdown, surplus capacity, increased competition from other providers of services, uncertainties concerning the availability of fuel at reasonable prices, the effects of energy conservation policies and other factors. Some of the specific risks that infrastructure companies may be particularly affected by, or subject to, include the following: regulatory risk, technology risk, regional or geographic risk, natural disasters risk, through-put risk, project risk, strategic asset risk, operation risk, customer risk, interest rate risk, inflation risk and financing risk.

Other factors that may affect the operations of infrastructure companies include difficulty in raising capital in adequate amounts on reasonable terms in periods of high inflation and unsettled capital markets, inexperience with and potential losses resulting from a developing deregulatory environment, increased susceptibility to terrorist acts or political actions, and general changes in market sentiment towards infrastructure assets. In addition, the change in presidential administration could significantly impact the regulation of United States financial markets and dramatically alter existing trade, tax, energy and infrastructure policies, among others. It is not possible to predict what, if any, changes will be made or their potential effect on the economy, securities markets, or financial stability of the United States, or on the energy, natural resources, infrastructure and other markets.

Interest Rate Risk. A rise in interest rates will cause the price of fixed income securities to fall. Generally, fixed income securities with longer maturities carry greater interest rate risk. The Fund may be subject to a greater risk of rising interest rates due to the current period of historically low rates and the effect of potential government fiscal policy initiatives and resulting market reaction to those initiatives.

Investment Risk. An investment in the Fund is subject to investment risk, including the possible loss of the entire principal amount that you invest.

Issuer Risk. Issuer risk is the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods or service.

"Junk" Bond Risk. Debt securities that are below investment grade, called "junk bonds," generally offer a higher yield than is offered by higher rated securities, but are speculative, have a higher risk of default or are already in default, tend to be less liquid and are more difficult to value than higher grade securities. Junk bonds tend to be volatile and more susceptible to adverse events and negative sentiments.

Leverage Risk. Some transactions entered into by the Fund may give rise to a form of economic leverage. These transactions may include, among others, derivatives, and may expose the Fund to greater risk and increase its costs. The use of leverage may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet any required asset segregation requirements. Increases and decreases in the value of the Fund's portfolio will be magnified when the Fund uses leverage.

Liquidity Risk. Some securities held by the Fund may be difficult to sell, not publicly traded, or illiquid, particularly during times of market turmoil or adverse investor perceptions. Such securities may include securities that are not readily marketable and may be difficult to value. If the Fund desires to sell such securities when a ready buyer is not available at a price that the Fund deems representative of their value, the value of the Fund could be adversely affected. If the Fund is forced to sell an illiquid asset to meet redemption requests or other cash needs, the Fund may be forced to sell at a loss.

Market Risk. The values of securities held by the Fund may fall due to general market conditions, such as real or perceived adverse economic, political, or regulatory conditions, inflation, changes in interest or currency rates or adverse investor sentiment. Adverse market conditions may be prolonged and may not have the same impact on all types of securities. The values of securities may fall due to factors affecting a particular issuer, industry or the securities market as a whole. The Fund may experience a substantial or complete loss on any individual security.

MLP Risk. An MLP that invests in a particular industry (e.g. oil and gas) will be harmed by detrimental economic events within that industry. As partnerships, MLPs may be subject to less regulation (and less protection for investors) under state laws than corporations. MLPs benefit from various tax provisions that may not be available in the future. In addition, MLPs may be subject to state taxation in certain jurisdictions, which may reduce the amount of income an MLP pays to its investors.

Mortgage-Related and Other Asset-Backed Securities Risk. Mortgage- and asset-backed securities represent interests in "pools" of mortgages or other assets, including consumer loans or receivables held in trust. Mortgage- and asset-backed securities are subject to credit, interest rate, prepayment and extension risks. These securities also are subject to risk of default on the underlying mortgage or asset, particularly during periods of economic downturn. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain mortgage-backed securities.

Natural Resources Risk. The Fund's investments in Natural Resources Securities involve risks. The market value of Natural Resources Securities may be affected by numerous factors, including events occurring in nature, inflationary pressures and international politics. Because the Fund invests significantly in Natural Resources Securities, there is the risk that the Fund will perform poorly during a downturn in the natural resource sector. For example, events occurring in nature (such as earthquakes or fires in prime natural resource areas) and political events (such as coups, military confrontations or acts of terrorism) can affect the overall supply of a natural resource and the value of companies involved in such natural resource. Political risks and the other risks to which foreign securities are subject may also affect domestic natural resource companies if they have significant operations or investments in foreign countries. Rising interest rates and general economic conditions may also affect the demand for natural resources.

Portfolio Selection Risk. The Adviser's judgment about the quality, relative yield, relative value or market trends affecting a particular sector or region, market segment, security or about interest rates generally may prove to be incorrect.

Portfolio Turnover Risk. A high portfolio turnover rate (100% or more) has the potential to result in the realization and distribution to shareholders of higher capital gains, which may subject you to a higher tax liability. A high portfolio turnover rate also leads to higher transaction costs.

Preferred Securities Risk. There are various risks associated with investing in preferred securities, including credit risk, interest rate risk, deferral and omission of distributions, subordination to bonds and other debt securities in a company's capital structure, limited liquidity, limited voting rights and special redemption rights.

Prepayment Risk. The risk that the principal on MBS, other ABS or any debt security with an embedded call option may be prepaid at any time, which would reduce yield and market value. The rate of prepayment tends to increase as interest rates fall.

Real Estate Market Risk. Since the Fund has significant exposure to companies engaged in the real estate sector, your investment in the Fund will be closely linked to the performance of the real estate markets. Property values may fall due to increasing vacancies or declining rents resulting from unanticipated economic, legal, cultural or technological developments. Real estate company prices also may drop because of the failure of borrowers to pay their loans and poor management, including any potential defects in mortgage documentation or in the foreclosure process. In particular, dramatic slowdowns in the housing industry, due in part to falling home prices and increasing foreclosures and unemployment, have created strains on financial institutions. For example, developments relating to sub-prime mortgages have been adversely affecting the willingness of some lenders to extend credit, in general, which may make it more difficult for companies to obtain financing on attractive terms, or at all, so that they may commence or complete real estate development projects, refinance completed projects or purchase real estate. These developments may also adversely affect the price at which companies can sell real estate, because purchasers may not be able to obtain financing on attractive terms at all. These developments affecting the real estate industry could adversely affect the Real Estate Securities in which the Fund invests.

Redemption Risk. The Fund may need to sell its holdings in order to meet shareholder redemption requests. The Fund could experience a loss when selling securities to meet redemption requests if the redemption requests are unusually large or frequent, occur in times of overall market turmoil or declining prices for the securities sold, or when the securities the Fund wishes to or is required to sell are illiquid.

REIT Risk. REITs are dependent upon management skills and generally may not be diversified. REITs are also subject to heavy cash flow dependency, defaults by borrowers and self-liquidation. In addition, REITs are subject to numerous qualification requirements and could possibly fail to qualify for pass-through of income treatment under the Internal Revenue Code of 1986, as amended (the "Code"). Other factors may also adversely affect a borrower's or a lessee's ability to meet its obligations to the REIT. In the event of a default by a borrower or lessee, the REIT may experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting its investments. REITs may have lower trading volumes and may be subject to more abrupt or erratic price movements than the overall securities markets. Foreign REIT-like entities will be subject to foreign securities risk (see "Foreign (Non-U.S.) Securities Risk").

In addition to its own expenses, the Fund will indirectly bear its proportionate share of any management and other expenses paid by REITs in which it invests. Many real estate companies, including REITs, utilize leverage.

Return of Capital Risk. The Fund expects to make quarterly distributions at a level percentage rate regardless of its quarterly performance. All or a portion of such distributions may represent a return of capital. A return of capital is the portion of the distribution representing the return of your investment in the Fund. A return of capital is tax-free to the extent of a shareholder's basis in the Fund's shares and reduces the shareholder's basis to that extent.

Sector Focus Risk. The Fund may invest a substantial portion of its assets within one or more real asset sectors. To the extent the Fund focuses its investments in one or more sectors, market or economic factors impacting those sectors could have a significant effect on the value of the Fund's investments. Additionally, the Fund's performance may be more volatile when the Fund's investments are less diversified across sectors.

Small- and Mid-Capitalization Risk. The risk that returns from small- and mid-capitalization stocks may trail returns from the overall stock market. Historically, these stocks have been more volatile in price than the large-capitalization stocks.

Stapled Securities Risk. A stapled security is a security that is comprised of two parts that cannot be separated from one another. The two parts of a stapled security are a unit of a trust and a share of a company. The resulting security is influenced by both parts, and must be treated as one unit at all times, such as when buying or selling a security.

The Fund's shares will change in value, and you could lose money by investing in the Fund. The Fund may not achieve its investment objective. An investment in the Fund is not a deposit with a bank and is not insured or guaranteed by the FDIC or any other government agency.

Performance

The accompanying bar chart and table provide some indication of the risks of investing in the Fund by showing the Fund's total return for the year ended December 31, 2017 and by showing how the Fund's average annual total returns for one-year and since inception compare with those of a broad measure of market performance. Figures shown in the bar chart are for the Fund's Class I Shares and do not reflect sales charges. If sales charges were reflected, the Fund's returns would be less than these shown. The Fund's past performance (before and after taxes) is not an indication of how the Fund will perform in the future. Updated performance is available at https://publicsecurities.brookfield.com/en or by calling 1-855-244-4859.

Class I Shares(1)
Calendar Year Returns as of December 31

(1)  The return shown in the bar chart is for Class I Shares. The Class A Shares, Class C Shares and Class Y Shares would have substantially similar returns because the shares are invested in the same portfolio of securities, and the returns would differ only to the extent that the classes do not have the same expenses.

During the period of time shown in the bar chart, the highest return for a calendar quarter was 7.90% (quarter ended June 30, 2016) and the lowest return for a calendar quarter was –9.59% (quarter ended September 30, 2015).

Average Annual Total Returns

for the periods ended December 31, 2017, with maximum sales charge, if applicable

	One Year	Since Inception(1)
Class I Shares
Return Before Taxes	9.65%	1.29%
Return After Taxes on Distributions	8.70%	0.45%
Return After Taxes on Distributions and Sale of Fund Shares	5.82%	0.72%
Class A Shares
Return Before Taxes	4.56%	–0.33%
Class C Shares
Return Before Taxes	7.94%	0.60%
Class Y Shares
Return Before Taxes	9.64%	1.32%
MSCI World Index	23.07%	9.18%
S&P Real Assets Index	11.16%	N/A2
Blended Index(3)	12.12%	2.90%

(1)  The Fund's inception date was November 19, 2014.

(2)  The inception date of the S&P Real Assets Index was December 31, 2015.

(3)  For the period from October 1, 2016 forward, the Blended Index consists of 35% FTSE EPRA/NAREIT Developed Index, 5% BofA Merrill Lynch Preferred Stock REITs 7% Constrained Index, 40% Dow Jones Brookfield Global Infrastructure Index, 5% Alerian MLP Index, and 15% the ICE BofA Merrill Lynch Global High Yield Index and ICE BofA Merrill Lynch Global Corporate Index, weighted 70% and 30%, respectively. For the period from November 19, 2014 through September 30, 2016, the Blended Index consisted of 33.33% Dow Jones Brookfield Global Infrastructure Composite Index, 33.33% FTSE EPRA/NAREIT Developed Index,13.33% the ICE BofA Merrill Lynch Global High Yield Index and ICE BofA Merrill Lynch Global Corporate Index, weighted 70% and 30%, respectively, 10% S&P Global Natural Resources Index, 6.66% Bloomberg Commodity Index and 3.33% Barclays Global Inflation-Linked Index.

After tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your situation and may differ from those shown. After-tax returns are shown only for Class I Shares and after-tax returns for other classes will vary due to the differences in expenses. Furthermore, after-tax returns shown are not relevant to those who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts ("IRAs"). In certain cases, the figures representing "Return After Taxes on Distributions and Sale of Fund Shares" may be higher than other returns for the same period. A higher after-tax return results when a capital loss occurs upon redemption and provides an annual tax deduction that benefits shareholders.

Management

Investment Adviser: Brookfield Investment Management Inc.

Portfolio Managers: Craig Noble, CFA, CEO, Chief Investment Officer and Portfolio Manager, Leonardo Anguiano, Managing Director and Portfolio Manager, Jason S. Baine, Managing Director and Portfolio Manager, Bernhard Krieg, CFA, Managing Director and Portfolio Manager, Dana Erikson, CFA, Managing Director and Portfolio Manager, Mark Shipley, CFA, Managing Director and Portfolio Manager, and Larry Antonatos, Managing Director and Portfolio Manager, each of Brookfield Investment Management Inc., serve as Co-Portfolio Managers for the Fund. Messrs. Noble, Baine, Krieg, Erikson and Shipley have served as Co-Portfolio Managers of the Fund since its inception. Mr. Antonatos and Mr. Anguiano have served as Co-Portfolio Managers of the Fund since February 2016 and September 2016, respectively.

Purchase and Sale of Fund Shares

Class: A (RASAX), C (RASCX), I (RASIX), Y (RASYX)

You may purchase, redeem or exchange Fund shares on any business day by written request via mail (Brookfield Real Assets Securities Fund, c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, WI 53201-0701), by wire transfer or by telephone at 1-855-244-4859, or through a broker-dealer or other financial intermediary. The minimum initial investment for Class A, C and Y is $1,000 and the minimum for additional investments is $100. The minimum initial investment for Class I is $1 million and there is no minimum for additional Class I investments.

Class Y Shares are available only through certain "wrap," retirement or other programs sponsored by certain financial intermediaries with whom the Fund and/or its distributor have entered into an agreement, as well as employees, officers, and trustees of the Trust, the Adviser and its affiliates and their immediate family members (i.e., spouse, domestic partner, parents, grandparents, children, grandchildren and siblings (including step and in-law)) of any of the above.

Class I Shares are available to foundations, endowments, institutions, and employee benefit plans that purchase at least $1 million of shares of the Fund. The Fund may accept, in its sole discretion, investments in Class I

Shares from purchasers not listed above or that do not meet the investment minimum requirement.

Tax Information

The Fund's distributions are generally taxable to you as ordinary income, capital gains, or some combination of both, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund, the Adviser and the Fund's distributor or its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson or financial adviser to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.